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                                                                    Exhibit 10.2

                             COMPUTER MOTION, INC.

                            STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 22nd day of January, 2002, by and between Computer Motion, Inc., a Delaware corporation (the "Company"), and Stradling Yocca Carlson & Rauth, P.C. (the "Investor").

        WHEREAS, the Company and Investor wish to enter into this Agreement to set forth the terms of Investor's purchase of Common Stock from the Company.

        NOW THEREFORE, BE IT RESOLVED, that the parties hereto, intending to be legally bound, hereby agree as follows:

        1. PURCHASE AND SALE OF COMMON STOCK.

           1.1 CLOSING. Subject to the satisfaction or waiver of the conditions set forth in Sections 4 and 5 hereof, the closing of the sale and issuance of Common Stock of the Company to Investor shall take place at the offices of Stradling Yocca Carlson & Rauth, a Professional Corporation, 302 Olive Street, Santa Barbara, California, at 10:00 a.m., concurrently upon the execution of this Agreement, or at such other time and place as the Company and Investor mutually agree upon, either orally or in writing (which time and place is designated as the "Closing"). As soon as practicable after Closing, the Company shall deliver to Investor a certificate representing that number of Shares as determined according to Section 1.2 hereof, against payment of the purchase price therefor by cancellation of indebtedness as described below.

           1.2 SALE AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, Investor agrees to purchase, and the Company agrees to sell and issue to Investor, at the Closing, 117,647 shares of the Company's Common Stock (the "Shares") for an aggregate purchase price of $500,000, or $4.25 per share (the "Purchase Price"). The Purchase Price for the Shares shall be paid by the cancellation of $500,000 of outstanding legal fees owed to Investor by the Company for prior services rendered.

        2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        The Company represents and warrants to Investor as follows:

           2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted. The Company is duly qualified and authorized to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities and of its properties makes such qualification necessary, except where failure to so qualify would not have a material adverse effect upon the Company.

           2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of the Company's obligations hereunder and the authorization, issuance, sale and delivery of the Shares has been taken or will be taken prior to the Closing. This Agreement when

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executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

           2.3 VALID ISSUANCE OF THE SHARES; COMPLIANCE WITH SECURITIES LAWS. When issued, sold and delivered in compliance with the provisions of this Agreement and the Company's certificate of incorporation, the Shares will be duly and validly issued, fully paid and nonassessable and will be free of any liens, encumbrances, and restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws. Assuming the accuracy of the representations and warranties of Investor set forth in this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and have been registered or qualified (or are exempt from registration or qualification) under the registration, permit, or qualification requirements under all applicable state securities laws.

        3. REPRESENTATIONS AND WARRANTIES OF INVESTOR

        Investor hereby represents and warrants to the Company as follows:

           3.1 LEGAL POWER. Investor has the power and authority to enter into this Agreement, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement.

           3.2 DUE EXECUTION. This Agreement has been duly authorized, executed and delivered by Investor, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding obligation of Investor, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

           3.3 INVESTMENT REPRESENTATIONS.

               (a) Investor is acquiring the Shares for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

               (b) Investor understands that (i) the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, that the securities are "restricted securities" and Investor must hold the Shares indefinitely, and that it must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (ii) each certificate representing the Shares will be endorsed with the following legend:

           "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED EXCEPT


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           PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT
           COVERING SUCH SECURITIES OR IF THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT."

and (iii) the Company will instruct any transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legend are satisfied; provided, however, that no such opinion of counsel shall be necessary if the sale, transfer or assignment is made pursuant to SEC Rule 144 and Investor provides the Company with evidence reasonably satisfactory to the Company and its counsel that the proposed transaction satisfies the requirements of Rule 144. The Company agrees to remove the foregoing legend from any securities if the requirements of SEC Rule 144(k) (or any successor rule or regulation) apply with respect to such securities and the Company and its counsel are provided with reasonably satisfactory evidence that the requirements of Rule 144(k) apply.

               (c) Investor has not been offered the Shares by any form of advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by such media.

               (d) Investor acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquisition of the Shares and of making an informed investment decision with respect thereto.

               (e) Investor's principal place of business or address is as set forth on the signature page hereto, and, if it is an individual, it does not reside in any state of the United States other than the state, if any, specified in its address on the signature page.

               (f) Investor acknowledges that an investment in the Shares is speculative and involves a high degree of risk of loss of all or part of Investor's investment therein.

               (g) Investor is an "accredited investor" within the meaning of SEC Rule 501(a) of Regulation D of the Securities Act of 1933, as presently in effect (the "Securities Act").

               (h) Investor understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for exemption of the sale of the Shares under the Securities Act, under the securities laws of all applicable states and for other purposes. In the event any of such representations and warranties become inaccurate or untrue prior to each closing, Investor will promptly notify the Company.

        4. CONDITIONS OF THE INVESTOR'S OBLIGATIONS AT CLOSING.

        The obligations of Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against Investor unless consented to by Investor in writing thereto:


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           4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of each closing, except those representations and warranties qualified by materiality, which shall be true and correct in all respects, with the same force and effect as though such representations and warranties had been made on and as of the Closing.

           4.2 PERFORMANCE OF OBLIGATIONS. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained herein that are required to be performed or complied with by it on or prior to the Closing.

           4.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States, of any state or any foreign country that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, the California Commissioner of Corporations, or any commissioner of corporations or similar officer of any other state or foreign country having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Investor and the Company are subject.

           4.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident thereto shall be reasonably satisfactory in form and substance to Investor, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

        5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.

        The obligations of the Company to Investor under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions by Investor:

           5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Investor contained in Section 3 hereof shall be true and correct in all material respects on and as of the Closing, except those representations and warranties qualified by materiality, which shall be true and correct in all respects, with the same force and effect as though such representations and warranties had been made on and as of the Closing.

           5.2 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States, of any state or any foreign country that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, the California Commissioner of Corporations, or any commissioner of corporations or similar officer of any other state or foreign country having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Investor and the Company are subject.


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           5.3 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by Investor on or prior to the Closing shall have been performed or complied with in all material respects.

        6. REGISTRATION RIGHTS.

        The Company will promptly file a registration statement for resale of the Shares, and the Company shall keep such registration effective at all times until the Investor has either sold all the Shares or the Investor is able to use Rule 144 of the Securities Act to sell all the Shares. All fees, costs and expenses of and incidental to such registration statement shall be borne entirely by the Company. The fees, costs and expenses to be borne by the Company as provided in the preceding sentence shall include, without limitation, all registration, filing, qualification and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the Shares to be offered are to be registered or qualified.

        7. MISCELLANEOUS.

           7.1 RULE 3-300 DISCLOSURE. Investor, as outside legal counsel to the Company, is governed by Rule 3-300 of the Rules of Professional Conduct of the State Bar of California, a copy of which is attached hereto as Exhibit A, when adverse interests may exist in our representation of a client. Under Rule 3-300 Investor hereby advises the Company that it may seek the advice of an independent lawyer of its choice in connection with the drafting, execution and performance of the terms of this Agreement.

           7.2 ENTIRE AGREEMENT. This Agreement, the Schedules hereto, and the documents referred to herein constitute the full and entire understanding and agreement between the parties and no party shall be liable or bound to any to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

           7.3 SURVIVAL OF WARRANTIES. Unless otherwise set forth in this Agreement, the warranties, representations and agreements of the Company and Investor contained herein shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Investor or the Company.

           7.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any Shares sold hereunder). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        8. GOVERNING LAW; ARBITRATION. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by and construed under the laws of the State of California without reference to principles of conflicts of laws. The Company and SYC&R agree that, if any dispute arises out of or relating to this Agreement, such dispute will be resolved by submission to binding arbitration in Orange County, California before a retired judge or justice. If the parties unable to agree on a retired judge or justice,



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each party will name a retired judge or justice and the two named persons will select a neutral judge or justice who will act as the sole arbitrator. BY AGREEING TO ARBITRATE, THE COMPANY WAIVES ANY RIGHT THE COMPANY MAY HAVE TO A COURT OR JURY TRIAL.

           8.1 By signing this letter, the Company and the Firm agree that, if any dispute arises out of or relating to this agreement, our relationship, or the services performed (including but not limited to disputes regarding attorneys' fees or costs and claims of professional errors or omissions, breach of contract or fiduciary duty, fraud or any claim based upon a statute), such dispute will be resolved by submission to binding arbitration in Orange County, California before a retired judge or justice. If we are unable to agree on a retired judge or justice, each party will name a retired judge or justice and the two named persons will select a neutral judge or justice who will act as the sole arbitrator. BY AGREEING TO ARBITRATE, THE COMPANY WAIVES ANY RIGHT THE COMPANY MAY HAVE TO A COURT OR JURY TRIAL.

           8.2 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

           8.3 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

           8.4 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery, delivery by nationally recognized overnight courier or five days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereto, or at such address as such party may designate by ten days advance written notice to the other party.

           8.5 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Investor and the securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities and the Company.

           8.6 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and the balance of the Agreement shall be enforceable in accordance with its terms.


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        IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Address:                       COMPUTER MOTION, INC.

509 E. Montecito Street
Santa Barbara, CA 93103        By:  /s/ Robert W. Duggan
                                  ------------------------------------------
                                       Robert W. Duggan,
                                       President and Chief Executive Officer


Address:                       STRADLING YOCCA CARLSON & RAUTH, P.C.

660 Newport Center Drive
Newport Beach, CA 92663        By:  /s/ Lawrence B. Cohn
Attn: Lawrence Cohn               ------------------------------------------
P: (949) 725-4000              Print Name: Lawrence B. Cohn
F: (949) 725-4100                         ----------------------------------


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                                    EXHIBIT A

                           THE STATE BAR OF CALIFORNIA
                          RULES OF PROFESSIONAL CONDUCT

               RULE 3-300. AVOIDING INTERESTS ADVERSE TO A CLIENT

        A member shall not enter into a business transaction with a client; or knowingly acquire an ownership, possessory, security, or other pecuniary interest adverse to a client, unless each of the following requirements has been satisfied:

        (A) The transaction or acquisition and its terms are fair and reasonable to the client and are fully disclosed and transmitted in writing to the client in a manner which should reasonably have been understood by the client; and

        (B) The client is advised in writing that the client may seek the advise of an independent lawyer of the client's choice and is given a reasonable opportunity to seek that advice; and

        (C) The client thereafter consents in writing to the terms of the transaction of the terms of the acquisition.